                                  Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the quarterly filing of Meier Worldwide Intermedia Inc., a
Nevada corporation (the "Company"), on Form 10-QSB for the period ended April
30, 2003, as filed with the Securities and Exchange Commission (the "Report"),
I, James Meier, Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 19, 2003

By:/s/ James Meier
   James Meier, President, CEO and Chief Accounting Officer